MetLife Stable Value & Institutional Products Client Conference June 20, 2007

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (iii) investment losses and defaults; (iv) unanticipated changes in industry trends; (v) catastrophe losses; (vi) ineffectiveness of risk management policies and procedures; (vii) changes in accounting standards, practices and/or policies; (viii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (ix) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (x) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xi) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xii) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (xiii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xiv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xvi) economic, political, currency and other risks relating to the Company's international operations; (xvii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xviii) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Conference Objectives Overview of MetLife's Institutional Business Review of MET's financial strength and performance Dialogue with Senior Officers of MetLife

Agenda Time Topic Presenter 8:30 - 9:00 a.m. Registration & Breakfast 9:00 - 9:10 a.m. Welcome & Introductory Remarks Maria R. Morris 9:10 - 9:35 a.m. MetLife Institutional Business William J. Mullaney 9:35 - 10:35 a.m. MetLife Financial Overview William J. Wheeler 10:35 - 10:50 a.m. Break 10:50 - 11:20 a.m. Investments Overview Robert W. Morgan 11:20 - 11:40 a.m. Capital Markets Investment Products Thomas E. Lenihan 11:40 - 12:00 p.m. Closing Remarks C. Robert Henrikson 12:00 - 1:00 p.m. Lunch

MetLife Institutional Business William J. Mullaney President, Institutional Business MetLife Stable Value & Institutional Products Client Conference

Agenda Institutional Business: Who Are We? Financial Highlights Growth Opportunities Wrap-Up

MetLife At-A-Glance MetLife 2006 Operating Earnings $4,022 Million Reinsurance and Corporate & Other $137M (4%) International $228M (6%) Auto & Home $414M (10%) Individual $1,543M (38%) Institutional $1,700M (42%) 4th Quarter Institutional 0.42 Individual 0.38 Auto & Home 0.1 International 0.06 Reinsurance & Other 0.04 See Appendix for non-GAAP financial information definitions and/or reconciliations.

Product Leadership Group Life NMH R&S Operating Earnings 955 426 319 Institutional 2006 Operating Earnings $1,700 Million Retirement & Savings $955M (56%) Group Life $426M (25%) Non-Medical Health $319M (19%) *All measures are in sales premiums unless otherwise noted. Group Life - AM Best FY 2005; Group A&H Inforce: MetLife Research - FY 2005; Institutional Annuities: LIMRA - FY05; Structured Settlements, Group LTC (includes group employer & associations; sales & re-enrolls; 50% of Federal LTC program), - LIMRA Q4 2006; Stable Value & Funding Agreements, Group Disability - LIMRA Q3 2006; Group Dental (#2 Group Dental Carrier overall and #1 Commercial Group Dental Carrier): MetLife Research - FY 2005. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Premiums, Fees & Other Revenues 2002 2003 2004 2005 2006 Q106 Q107 9539 10341 11402 12812 13327 3360 3506 CAGR 8.8% 4.5% ($ Billions) $3.51 $9.5 $10.3 $11.4 $12.8 $13.3 $3.36

Total Policyholder Balances 2002 2003 2004 2005 2006 Q106 Q107 General Account 56.6 62.5 70.6 103.4 110.4 104.1 112 Separate Account 36.3 40.5 40.4 45.2 47 45 47.8 CAGR 14.1% 7.2% General Account Separate Account ($ Billions) $103.0 $92.9 $111.0 $148.6 $157.4 $149.0 $159.8

Operating Earnings 2002 2003 2004 2005 2006 Q106 Q107 1008 1051 1249 1445 1700 416 452 CAGR 14.2% ($ Billions) 8.7% $416M $452M $1.0 $1.1 $1.2 $1.4 $1.7 See Appendix for non-GAAP financial information definitions and/or reconciliations.

Institutional Drivers Maintain strong fundamentals

Institutional Drivers Maintain strong fundamentals Top line growth in all segments

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Continued disciplined growth in Disability

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Continued disciplined growth in Disability Grow voluntary and retiree insured Dental

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Continued disciplined growth in Disability Grow voluntary and retiree insured Dental Some improvement in the yield curve

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Continued disciplined growth in Disability Grow voluntary and retiree insured Dental Some improvement in the yield curve Lower variable net investment income

Institutional Drivers Maintain strong fundamentals Top line growth in all segments Market share growth and margin improvement Continued disciplined growth in Disability Grow voluntary and retiree insured Dental Some improvement in the yield curve Lower variable net investment income

Group Insurance: We Stand Alone In-force Premiums & Equivalents Source: Group Life: as of year-end 2005, group life direct premiums written (in-force), AM Best - July 2006; Group Dental (Commercial): as of year-end 2005, group dental in-force premiums & equivalents, MetLife Research - August 2006 - excludes Delta Dental and Blue Cross Blue Shield; Group Disability: as of year-end 2005, group disability in-force premiums & equivalents, LIMRA - April 2006; Group LTC: as of year-end 2005, group LTC in-force including employer-sponsored and association - MetLife data include 50% of the Long Term Care Partners business, LIMRA - March 2006; Group Auto & Home - as of year-end 2005, Group Auto & Home in-force premiums, MetLife Research - September 2006. MetLife Prudential CIGNA Aetna Unum Hartford Standard Principal AIG Hancock Life 7.1771 5.4469 1.1756 1.1527 1.3642 1.5302 0.60745 0.266 0.58499 0.00426 Dental 4.9569 0 3.6747 3.3308 0 0 0 0.4345 0 0 Disability 2.3153 0.70691 0.78125 0.569 3.0175 1.9614 0.9715 0.2162 0.2514 0 LTC 0.465833 0.0318 0 0.101 0.171 0 0 0 0 0.309 Auto & Home 0.864 0 0 0 0 0 0 0 0 0 Group Life Group Dental (Commercial) Group Disability Income Insurance Group LTC Group Auto & Home Select Products ($ Billions)

Group Insurance Market Share by Employer Size < 500 500-24,999 25,000+ Market Share 0.01 0.11 0.64 1% 11% 64% Sources: < 500 market share based on 2004 LIMRA, MetLife Marketing Research and Estimates; Estimated universe of customers with 500-24,999 employees based on 2005 D&B data; Estimated universe of customers with 25,000+ employees based on MetLife Internal Data, 2006.

National Accounts - Continued Strong Growth MetLife Non-MetLife Employers 267 148 New Customers Existing Customers Employers 0.1 0.903 Adding an average of 10 new customers annually Growing through existing customers purchasing new products Uniquely positioned to capitalize from corporate consolidations * Estimated universe of customers based on MetLife Internal Data, 2006. (25,000+ Employees)

Mid / Large - Near Double Digit Growth 11% market share Relationships with 3,700 of 35,000* employers in this market Balanced mix of sales between new and existing customers Increased sales of insured products 2003 2004 2005 2006 Mid-Large (500 - 24,999 Employees) 2.267 2.661 2.948 3.03 CAGR 9.3% 2.3 2.7 2.9 3.0 * Estimated universe of 35,000 customers based on 2005 D&B data.

Small Market - Tremendous Opportunity Over $1B of premiums, fees & other revenues with solid margins Premium growth built primarily on Dental Expansion of Life and Disability sales 2003 2004 2005 2006 Small Market (2 - 499 Employees) 0.694 0.842 0.997 1.078 CAGR 16.3% 0.7 0.8 1.0 1.1

Poised for Growth - Group Insurance Grow faster than the market Leverage trend towards employee-paid benefits Maintain and improve fundamentals Leverage our National Account franchise Increase market share with small and mid-size employers Insured Dental growth Group & Individual product combinations drive competitive advantage Disciplined risk selection Expense management/scale

Retirement & Savings - Sales by Product 2004 2005 2006 401(k) 1.909 1.836 1.535 GICs/Funding Agreements 1.531 1.32 2.121 MMGIC/Trust GICs/Other 1.752 1.14 1.237 Structured Settlements 0.907 1.06 0.797 Capital Mkt Inv Products 3.937 4.014 6.68 Closeouts 0.578 0.103 0.253 Income Annuities 0.265 0.341 0.416 CAGR 9.2% $9.8 $13.0 $10.9

Poised for Growth - Retirement & Savings Rebuild pension & retirement solution business Broaden capital markets investment products Provide employee paid income solutions Defined benefit closeout market Other post-employment benefits Develop new product solutions Enter new markets with existing capabilities Global GIC issuance Farmer Mac, Federal Home Loan Bank Income Annuities as distribution options in retirement plans Voluntary Income Annuity Suite

Wrap-Up Proven market leadership Strong record of revenue and earnings growth Long-standing commitment to disciplined fundamentals Well positioned to capitalize on significant growth opportunities

MetLife Financial Overview William J. Wheeler Executive Vice-President & CFO MetLife Stable Value & Institutional Products Client Conference

First Quarter 2007 Financial Overview * Excluding AOCI. ** Operating Return on Common Equity calculated on an annualized basis. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Revenue Growth Premiums and Fees1 2002 2003 2004 2005 2006 Q106 Q107 22331 24269 26265 29954 32560 7934 8429 CAGR 9.9% ($ millions) 6.2% 1 Includes Other Revenues See Appendix for non-GAAP financial information definitions and/or reconciliations.

Premiums, Fees & Other Revenues by Line of Business See Appendix for non-GAAP financial information definitions and/or reconciliations.

Total Assets 2002 2003 2004 2005 2006 Q107 General Account 217.7 251 270 353.7 383.3 390.5 Separate Account 59.7 75.8 86.8 127.9 144.4 147.3 ($billions) CAGR 17.4% $326.8 $277.4 $356.8 $527.7 $481.6 $537.8

Underwriting Results 2002 2003 2004 2005 2006 Q106 Q107 Individual Mortality (Gross of Reinsurance) 0.838 0.877 0.82 0.854 0.851 0.94 0.876 2002 2003 2004 2005 2006 Q106 Q107 Combined Ratio 0.994 0.997 0.968 0.964 0.872 0.896 0.877 Combined Ratio Ex Cats 0.974 0.971 0.904 0.867 0.828 0.866 0.863 2002 2003 2004 2005 2006 Q106 Q107 Group Term Life Mortality 0.924 0.908 0.917 0.924 0.915 0.942 0.918 Individual Mortality Disability Morbidity Group Term Life Mortality Auto & Home Combined Ratio 2002 2003 2004 2005 2006 Q106 Q107 Individual Mortality (Gross of Reinsurance) 0.955 0.954 0.916 0.898 0.898 0.907 0.87

Investment Yields and Spreads

Total Company Operating Expense Ratio 2002 2003 2004 2005 2006 Q106 Q406 Q107 Operating Expense Ratio 0.278 0.278 0.28 0.285 0.306 0.289 0.324 0.314 0 0 0 28.5% 30.6% 32.4% 28.9% 28.0% 27.8% 27.8% 31.4% Operating expense ratio is defined as expenses excluding certain items, divided by premiums, fees and other revenues. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Operating Earnings Available to Common Shareholders Per Diluted Common Share 2002 2003 2004 2005 2006 Q106 Q107 2.59 2.83 3.36 4.3 5.21 1.33 1.41 CAGR 19.1% 6.0% $1.33 $2.59 $4.30 $3.36 $2.83 $5.21 $1.41 See Appendix for non-GAAP financial information definitions and/or reconciliations.

Operating Earnings Available to Common Shareholders by Line of Business See Appendix for non-GAAP financial information definitions and/or reconciliations.

GAAP Results Total Company See Appendix for non-GAAP financial information definitions and/or reconciliations.

Financial Strength Ratings Company ratings as of May 30, 2007.

2007 Operating EPS & ROE Projection See Appendix for non-GAAP financial information definitions and/or reconciliations.

Capital Structure & Flexibility

Summary 2006 - Another excellent year 2007 - Great momentum Well positioned for the future Strategic business position Financial and capital resources

Investments Overview Robert W. Morgan Managing Director Portfolio Management MetLife Stable Value & Institutional Products Client Conference

Agenda Market Overview Portfolio Review Asset Allocation Fixed Maturity Securities Alternative Investments Real Estate Risk Management Derivatives

Economy ? Moderate growth ? Soft landing, no recession Inflation ? Headline inflation remains low ? Core inflation falls slowly Fed ? Prolonged pause at 5.25% ? On hold for remainder of 2007 Interest Rates ? Inverted curve through most of 2007 Fixed Income ? Fundamentals peaked Sectors ? Spreads gradually widen Real Estate Sectors ? Fundamentals peaked ? Spreads gradually widen 2007 Market View and Themes

3/31/07 Holdings Min / Max Range Neutral Portfolio Allocation

Portfolio Allocation Trend

($ Billions) Corporate Credit Quality

Avoid "at risk" industry sectors Aggressively reduce exposure to specific issuers Increase allocation to private securities Push underwriters for stronger covenant protection in public markets Strategies to Reduce LBO Exposure

9/30/2000 9/30/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005 9/30/2006 3/31/2007 % of Portfolio 0.066 0.058 0.057 0.061 0.053 0.053 0.052 0.054 2007 Projections Corp. Bonds Emg. Markets Bank Loans Other 0.5 0.13 0.31 0.06 Defensive Below Investment Grade Strategy

Sub-prime Mortgages - Limited Exposure Positioned for weaker housing market Reduced sub-prime RMBS exposure by 25% from year-end 2005 to 1Q07 $2.6B portfolio of higher quality, seasoned collateral 96% rated 'AAA'/ 'AA' 4% rated 'A' or 'BBB' - All from 2004 and prior vintages Limited exposure to "affordability products" and investment properties Minimal credit exposure to large sub-prime lenders

Started Managing Sub-Prime Exposure Early 2002 2003 2004 2005 2006 3/31/2007 AAA/AA 2635 2674 2820 3093 2420 2463 A and Below 685 578 426 321 117 93 Reduced exposure to sub-prime RMBS Decline in sub-prime purchases 2002 2003 2004 2005 2006 Market RMBS Issuance 0.066 0.072 0.193 0.216 0.219 MetLife RMBS Purchases 0.105 0.093 0.087 0.053 0.032

RMBS - Good Value and Diversification Highly liquid and attractive relative value Virtually all rated 'AAA' Volatility mitigated by: Matching with liabilities Structure / security underwriting Hedging with derivatives

Real Estate and Agricultural Investments ($ Billions - Book Value)

Commercial Mortgages Quality Profile ($ Billions - Book Value)

Reduced New York City Concentration ($ Billions) ($ Billions)

Risk Management: Disciplined Approach Dedicated Investments Risk Management team Risk metrics: Economic Capital/VaR model Credit aggregation Total portfolio, sector and issuer limits Stress testing Portfolio management Relative value Liability-driven strategies direct asset allocations Derivatives reduce risk

99% of derivatives used for hedging purposes Interest rate protection Duration management Credit protection Product guarantees Foreign currency Interest Rates Foreign Exchange Credit Equity 73.2 16.4 6.6 3.9 Derivatives: A Risk Management Tool

Derivatives: Notional Outstanding ($ Billions)

Investment Risks Low rates Flat curve Tight spreads Continued yield curve inversion

Capital Markets Investment Products Tom Lenihan Managing Director Capital Markets/Investments MetLife Stable Value & Institutional Products Client Conference

Capital Markets Investment Products Products Under Management MLIC and MICC Funding Agreement-Backed Notes Farmer Mac Guaranteed Trust Notes Funding Agreement-Backed ABCP Program (2H 2007) Federal Home Loan Bank Advances

Capital Markets Investment Products Operating Paradigm Operated by Investments Department's Funding Desk Funding Desk has both liability and asset responsibility Full transparency (spread margin/ROE) Asset characteristics and mix dependent on liability type Derivatives manage duration, currency and cash flow risks

Corporate Organizational Structure MetLife, Inc. ("Holding Company") Metropolitan Life Insurance Company ("Metropolitan Life" or "MLIC") Domiciled in New York MetLife Insurance Company of Connecticut ("MICC") Domiciled in Connecticut Other Subsidiaries Bank International Subsidiaries Met A&H

FA-Backed Notes Market Growth of Market Issuance by Year1 1997 0.7 1998 5.9 1999 13.9 2000 20.3 2001 28.5 2002 27.4 2003 34.7 2004 37.6 2005 32.1 2006 32.3 $233.4B of notes have been offered since 1997 ($152.3B currently outstanding) In 2006, 17 programs issued a total of $32.3B 2007 issuance likely to remain robust reflecting rollover of $26.9B of scheduled maturities and some organic growth 1. From Standard & Poor's Research

FA-Backed Notes Market Program Size by Issuer USD GBP CAD CHF EUR MXN AUD MET 1.02 1.98 1.31 0.56 0.26 0.08 0 AEGON 3.05 0.35 0 0 0.12 0.09 0.15 PFG 2.65 0.18 0.22 0.31 0.13 0 0 PRU 3.3 0 0 0 0 0 0 NYL 0 1.18 0.44 0.56 0.63 0 0 GNW 2.25 ALL 2.1 SUN 1.8 NAT 1.78 HIG 1 0.49 0 0 0.09 2006 Issuance by Program1 2006 YE Outstanding Balance by Program1 AIG 32.3 MET 19.2 PFG 13.3 ALL 12.3 AEGON 10.3 NYL 9.2 PACLIF 7.1 PRU 6.5 JHF 5.8 JNL 5.6 1. From Standard & Poor's Research.

MLIC FA-Backed Notes Program As of 3/31/2007 56 discrete transactions totaling $20.0B offered since inception of Program in June 2002 $4.4B average annual issuance from 2003-6 Outstanding balance totals approximately $18.4B Expanding global presence with issuances in 7 currencies $2.0B issued YTD towards $3.0-5.0B expected issuance Program has reached over 350 investors globally

MLIC FA-Backed Notes Program Profile As of 3/31/2007 Investor Profile Currency Profile Asset Mgr Bank Sec Lender Insurance Pension Fund Other East 39 28 13 12 4 4 Asset Manager 39% Bank 28% Sec Lender 13% Pension 4% Other 4% Insurance 12% USD GBP CAD CHF EUR YEN MXN East 64 19 7 7 1 1 1 USD 64% MXN 1% YEN 1% EUR 1% CAD 7% GBP 19% CHF 7%

MICC FA-Backed Notes Program Overview Formerly known as "The Travelers Insurance Company" Renamed "MetLife Insurance Company of Connecticut" $126.3B of total assets as of 3/31/2007, with $75.5B in general account assets $3.3B outstanding under two inactive programs Just established a new EMTN program "MetLife Institutional Funding I, LLC" Targets $1.0B issuance in 2007 Focuses on reverse inquiries / non-USD

Farmer Mac Guaranteed Trust Notes Overview 144A Notes rated "AAA" by Moody's, Fitch, DBRS Trust issues Notes with three credit elements Unconditionally guaranteed by Farmer Mac Secured by a MLIC funding agreement Funding agreement obligations over-collateralized by MLIC's high quality agricultural mortgages MLIC retains ownership rights and economics of underlying agricultural loan collateral 3 transactions totaling $2.5B since 2006 $500M 5-year Note issued in January 2006 $1.0B 5-year Note issued in July 2006 $1.0B 5-year Note issued in April 2007 Diversifies investor base by distributing to Agency buyers Participation by 54 investors

Funding Agreement-Backed ABCP Program Overview Positions MetLife with a significant opportunity in the $2 trillion money market1 Name of program: Beagle Funding LLC Program's nominal shelf size: $10.0B Expected ratings: "A-1+" and "P-1" by S&P and Moody's, respectively Program incorporates various issuance options in both US and European commercial paper markets CP is secured by a funding agreement issued by either MLIC or MICC Funding agreement is backed by the creditworthiness and liquidity of the entire MLIC or MICC general account portfolios Program is expected to be operational in 2H 2007 Named dealers: Morgan Stanley, Goldman Sachs, Merrill Lynch 1. Federal Reserve

Capital Market Investment Products Focus on Investors Focus on Investors Focus on Investors (c)UFS

Capital Markets Investment Products Investor Focused Over 350 separate institutional investors, including "who's who" of credit investors Total holdings of the largest investor: $750M Total holdings of the top ten investors: $5.9B Virtually no hedge funds / fast money investors Mutual interest in well behaved credit spreads while providing for appropriate market liquidity

Capital Markets Investment Products Summary Excellent Creditworthiness Low operational leverage/solid capital position Well-diversified businesses and strong operating cash flow Excellent and stable ratings Unparalleled brand recognition Attractive growth and profitability prospects High Demand for MetLife, Inc. / MLIC Names in Capital Markets Each FA-backed note offering well-received Successful $1.25B Hybrid offering from MetLife, Inc. in Dec 2006 MET stock trading at or near all-time high Capitalizes on GIC, ALM and Investments Expertise Long history in traditional GIC/pension market Leading industry risk management practices Strong ALM culture Investor perspective

Closing Remarks C. Robert Henrikson Chairman, President and CEO MetLife Stable Value & Institutional Products Client Conference

Unsustainable social programs Changes in pension legislation & accounting regulations Employer benefit budgets getting squeezed Increased awareness of these issues by governments, corporations & individuals Products to meet income & longevity protection needs Help employers manage balance sheet volatility Offering employee paid benefits to attract and retain employees Increasing call to action Trends Are Fueling Multiple Opportunities

Better ability to understand & respond to customer needs Trusted advisor & ability to frame the solution Data mining provides multiple sale opportunities Ability to sell to customers however they like to buy "Relational Capital" Creates Competitive Advantage Face-to-face distribution Strong customer relationships Large customer base Multiple distribution channels

Diverse and Growing Distribution: U.S. & International Client Growth Banks Employer Direct 403(b) Bancassurance Career Agents Wire Houses Independent Agents Direct Marketing

FY2006 Retirement & Savings 0.24 Group Life 0.11 Non-Medical Health 0.08 Individual Annuities 0.22 Individual Life 0.17 Auto & Home 0.1 International 0.06 Reinsurance 0.03 Operating Earnings 2006 Diversified Sources Results in Lower Earnings Volatility

2007 Drivers - Institutional Product Grow insured dental Combine group & individual products Prepare for increased pension close-out business Distribution Leverage trends in employee-paid benefits Maximize national account franchise Increase market share with small & mid-size employers Expense Maintain or improve margins through disciplined risk selection, expense management/scale

2007 Drivers - Individual Product Rollout Lifetime Withdrawal Guarantee annuity rider Continue product innovation and expand proprietary products in the independent channel Improve speed to market Distribution Create a more efficient wholesaling organization Penetrate deeper in existing channels Increase agent force productivity Target campaigns for existing clients Expense Drive down per policy annuity cost

2007 Drivers - International Product Continue development of an attractive portfolio of products Focus on our major markets and major distribution partners Distribution Develop Citi relationship Add new bancassurance partners by leveraging Citi experience Leverage wholesaling model and expand training Expense Balance investments in growth with current earnings Pursue opportunities for divestitures/consolidations/restructurings

2007 Drivers - Auto & Home Product Introduce GrandProtect in Institutional Distribution Expand pricing sophistication - "Metrix" Grow points of distribution Increase producer productivity Leverage multiple distribution channels Expense Continue volatility management Implement infrastructure changes

MetLife Strengths Strong capital position Solid operating cash flow Excellent and stable ratings Leverage capacity Leading industry risk management practices Unparalleled brand recognition Magnet for outstanding talent

Appendix Reconciliations of Non-GAAP Financial Information

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, the impact of the cumulative effect of a change in accounting, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations made at this conference to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at this conference to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's website. The non-GAAP measures used in the presentations made at this conference should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at this conference, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders - Total Company

Reconciliation of Net Income Available to Common Shareholders per Share to Operating Earnings Available to Common Shareholders per Share - Total Company Operating Earnings Available to Common Shareholders per Share - Total Company Operating Earnings Available to Common Shareholders per Share - Total Company

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders ($ Millions) ($ Millions) ($ Millions)

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders ($ Millions) ($ Millions)

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders ($ Millions)

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders Operating Earnings Available to Common Shareholders ($ Millions)

Reconciliation of Book Value per Common Share Reconciliation of Book Value per Common Share

Reconciliation of Premiums & Fees1 1 Includes other revenues. 1 Includes other revenues.

Reconciliation of Operating Expenses and Expense Ratio The operating expense ratio is calculated by dividing operating expenses by premiums, fees and other revenues. The operating expense ratio, as presented, is calculated by dividing operating expenses, as presented, by premiums, fees and other revenues, as presented. as presented, is calculated by dividing operating expenses, as presented, by premiums, fees and other revenues, as presented. as presented, is calculated by dividing operating expenses, as presented, by premiums, fees and other revenues, as presented.